UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2017

Simmons First National Corporation
(Exact Name of Registrant as Specified in Charter)

Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Main Street Pine Bluff, Arkansas 71601 (Address of Principal Executive Offices)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 19, 2017, Simmons First National Corporation (“Simmons” or “Company”) completed its mergers with Southwest Bancorp, Inc. (“OKSB”) and First Texas BHC, Inc. (“First Texas”). Simmons was the surviving corporation in both mergers, which are referred to individually as the “OKSB Merger” and the “First Texas Merger”, respectively, and collectively as the “mergers.” To effect the OKSB Merger, Simmons issued 7,250,000 shares of Simmons’ common stock and paid $95,000,000 in cash. To effect the First Texas Merger, Simmons issued 6,500,000 shares of Simmons’ common stock and paid $70,000,000 in cash. The mergers were described in the Joint Proxy Statement/Prospectus of Simmons, OKSB, and First Texas (the “Joint Proxy Statement/Prospectus”), filed with the U.S. Securities and Exchange Commission on September 12, 2017.

In the OKSB Merger, each outstanding share of OKSB common stock was cancelled and converted into the right to receive 0.3903 shares of Simmons’ common stock and $5.11 in cash. The OKSB Merger was effected pursuant to the Agreement and Plan of Merger, dated as of December 14, 2016, by and between Simmons and OKSB, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 19, 2017 (as amended, the “OKSB merger agreement”). The OKSB merger agreement was contained in the Joint Proxy Statement/Prospectus and is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In the First Texas Merger, each outstanding share of First Texas common stock was cancelled and converted into the right to receive 0.8263 shares of Simmons’ common stock and $6.60 in cash. The First Texas Merger was effected pursuant to the Agreement and Plan of Merger, dated as of January 23, 2017, by and between Simmons and First Texas, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 19, 2017 (as amended, the “First Texas merger agreement”). The First Texas merger agreement was also contained in the Joint Proxy Statement/Prospectus which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Upon consummation of the mergers, Simmons assumed subordinated debt issued by OKSB and First Texas in an aggregate principal amount of $76,716,000. Of this aggregate principal amount, $46,393,000 was assumed in the OKSB Merger (the “OKSB subordinated debt”) and $30,323,000 was assumed in the First Texas Merger, including $22,075,000 of subordinated notes (the “First Texas subordinated notes”) and $8,248,000 of junior subordinated debentures (the “First Texas subordinated debt”). The OKSB subordinated debt and First Texas subordinated debt were issued in connection with the issuance of trust preferred securities by OKSB and First Texas, respectively.

The OKSB subordinated debt assumed in connection with the OKSB merger consists of the following:

•	$20,619,000 aggregate principal amount of floating rate junior subordinated deferrable interest debentures due June 26, 2033. This series of subordinated debentures bears interest at the 3-month LIBOR, plus a margin of 3.10%, which is adjusted quarterly. This series of subordinated debentures is redeemable by Simmons at face value.

•	$25,774,000 aggregate principal amount of floating rate junior subordinated debt securities due October 7, 2033. This series of subordinated debentures bears interest at the 3-month LIBOR, plus a margin of 2.85%, which is adjusted quarterly. This series of subordinated debentures is redeemable by Simmons at face value.

The First Texas subordinated notes assumed in connection with the First Texas Merger consist of $22,075,000 aggregate principal amount of floating rate subordinated promissory notes due September 30, 2023. These promissory notes bear interest at a floating rate that is adjusted quarterly and is equal to the daily average of the Wall Street Journal prime rate for the immediately prior quarterly period, with a minimum interest rate of 6.0% and a maximum interest rate of 8.5% per annum. On any interest payment date that occurs on or after the five-year anniversary of the promissory notes’ issuance date (as well as under certain other limited circumstances), the notes are redeemable by Simmons at face value. The First Texas subordinated debt assumed in connection with the First Texas Merger consists of $8,248,000 aggregate principal amount of floating rate junior subordinated deferrable interest debentures due 2037. This series of subordinated debt bears interest at the 3-month LIBOR, plus a margin of 2.00%, which is adjusted quarterly. This series of subordinated debt is redeemable by Simmons at face value.

In connection with the assumption of the OKSB subordinated debt and the First Texas subordinated debtentures, Simmons entered into supplemental indentures with the trustee of each series of assumed debt. The indentures and supplemental indentures with respect to each series are attached hereto as Exhibits 4.1 through 4.6 and are incorporated herein by reference. The form of promissory note for the First Texas subordinated notes is attached hereto as Exhibit 4.7 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) A special shareholders’ meeting of the Company was held on October 18, 2017. The matters submitted to the security holders for approval included (1) a proposal to approve the OKSB merger agreement;  (2) a proposal to approve the First Texas merger agreement;  (3) a proposal to increase the number of members comprising the board of directors of the Company from 13 to 15; (4) a proposal to adjourn the Simmons special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of the OKSB merger agreement; and (5) a proposal to adjourn the Simmons special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of the First Texas merger agreement.

(b) At the special meeting, Proposals 1, 2 and 3 were adopted by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. Proposals 4 and 5, relating to the adjournment of the special meeting to solicit additional proxies in favor of the approval of the OKSB merger agreement and the First Texas merger agreement, respectively, were not voted upon at the special meeting because sufficient votes were received to approve each merger agreement.

The following table summarizes the required analysis of the voting by security holders at the special meeting of shareholders held on October 18, 2017.

Voting of Shares

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Approve the OKSB merger agreement	22,445,583	99.27	73,846	0.33	89,641	0.40	0

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Approve the First Texas merger agreement	22,443,214	99.26	74,111	0.33	91,744	0.41	0

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Increase the number of members comprising the board of directors of the Company from 13 to 15	22,125,118	97.86	380,184	1.68	103,768	0.46	0

Item 8.01	Other Events.

On October 19, 2017, the Company issued a press release announcing the consummation of the mergers. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The audited consolidated financial statements of OKSB as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 and the unaudited consolidated financial statements of OKSB as of June 30, 2017 and 2016 and for the six months ended June 30, 2017 and 2016 were filed on OKSB’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 001-34110) and Quarterly Report on Form 10-Q for the period ended June 30, 2017 (File No. 001-34110), respectively. These financial statements were incorporated by reference in the Joint Proxy Statement/Prospectus as well as in the Company’s Current Report on Form 8-K filed on August 29, 2017.

The audited consolidated financial statements of First Texas as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 and the unaudited condensed consolidated financial statements of First Texas as of June 30, 2017 and 2016 and for the six months ended June 30, 2017 and 2016 were previously filed in the Joint Proxy Statement/Prospectus as Annex J as well as in the Company’s Current Report on Form 8-K filed on August 29, 2017.

(b) Pro forma financial information.

The unaudited pro forma combined consolidated balance sheet as of June 30, 2017 and the unaudited pro forma combined consolidated statements of income for the six months ended June 30, 2017 and the year ended December 31, 2016 giving effect to the acquisitions of OKSB and First Texas were previously filed in the Joint Proxy Statement/Prospectus as well as in the Company’s Current Report on Form 8-K filed on August 29, 2017.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of December 14, 2016, by and between Simmons First National Corporation and Southwest Bancorp, Inc., as amended on July 19, 2017 (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus filed by Simmons First National Corporation on September 12, 2017 (File No. 333-219438)).

2.2	Agreement and Plan of Merger, dated as of January 23, 2017, by and between Simmons First National Corporation and First Texas BHC, Inc., as amended on July 19, 2017 (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus filed by Simmons First National Corporation on September 12, 2017 (File No. 333-219438)).

4.1	Indenture, dated as of June 26, 2003, between Southwest Bancorp, Inc. and U.S. Bank National Association relating to subordinated debentures due June 26, 2033.

4.2	First Supplemental Indenture, dated as of October 19, 2017, to Indenture, dated June 26, 2003, between Simmons First National Corporation, Southwest Bancorp, Inc. and U.S. Bank National Association.

4.3	Indenture, dated as of October 14, 2003, between Southwest Bancorp, Inc. and Wells Fargo Bank, National Association relating to subordinated debentures due October 7, 2033.

4.4	First Supplemental Indenture, dated as of October 19, 2017, to Indenture, dated October 14, 2003, between Simmons First National Corporation, Southwest Bancorp, Inc. and Wells Fargo Bank, National Association.

4.5	Indenture, dated as of August 13, 2007, between First Texas BHC, Inc. and Wilmington Trust Company, as trustee, relating to subordinated debentures due 2037.

4.6	First Supplemental Indenture, dated as of October 19, 2017, to Indenture, dated August 13, 2007, between Simmons First National Corporation, First Texas BHC, Inc. and Wilmington Trust Company, as trustee.

4.7	Form of First Texas BHC, Inc. Floating Rate Subordinated Promissory Note Due 2023.

99.1	Press Release issued by the Company on October 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2017	Simmons First National Corporation

	By:	/s/ Robert A. Fehlman Robert A. Fehlman Senior Executive Vice President, Chief Financial Officer and Treasurer